                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 30, 2004
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                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                       1-9125                11-2113382
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(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)        Identification No.)

                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2 (b) under the
         Exchange Act (17 CFR 240.14d-2 (b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the
         Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure set forth below under Item 2.03 (Creation of a Direct
Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

ITEM 2.03.      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
                AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On November 30, 2004, American Technical Ceramics Corp. (the "Company")
entered into a Loan and Security Agreement (the "Credit Agreement") with
Commerce Bank, N.A. ("Commerce Bank"), establishing a $5,000,000 one-year revolving credit facility (the "Facility"). Under the terms of the Facility, the
Company may request advances from time to time in increments of $100,000 to finance short-term working capital needs and stand-by and documentary letters of credit. (The aggregate obligations in respect of all letters of credit cannot exceed $2,000,000.) The outstanding principal balance under the Facility shall bear interest at the "Prime Rate" of interest as published in the "Money Rates"
section of The Wall Street Journal. The outstanding principal balance must be paid in full on the first anniversary of the closing date of the Facility (e.g.,
November 30, 2005). In addition, there must be at least one period of 30 consecutive days during the term of the Facility during which the outstanding principal balance under the Facility equals zero.

         The Company's obligations under the Facility are guaranteed by its wholly-owned subsidiary, American Technical Ceramics (Florida), Inc.
("ATC-Florida"), and are secured by a lien on the Company's accounts receivable and inventory. ATC-Florida's obligations under its guaranty are also secured by a lien on its accounts receivable and inventory.

         The Credit Agreement contains customary conditions precedent to any draw down under the Facility and customary covenants, including minimum tangible net worth and minimum leverage ratios. The Company's obligations under the
Credit Agreement may be accelerated upon the occurrence of customary events of default, including, among others, failure to make payments of principal or interest or other fees and expenses due under the Facility; failure to comply with covenants and conditions contained in the Credit Agreement; breaches or defaults under any other document or agreement entered into in connection with the Facility; defaults under certain other indebtedness; the occurrence of uninsured losses, or the entry of a judgment against the Company which is not vacated, discharged, satisfied or bonded, in excess of certain specified amounts; breaches of other material agreements between the Company and Commerce
Bank; certain bankruptcy-related events of default; cessation of operations; or
a change of control of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN TECHNICAL CERAMICS CORP.
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                                           (Registrant)

                                              /S/ ANDREW R. PERZ
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Date:    December 2, 2004                        Andrew R. Perz
                                           Vice President, Controller
                                         (Principal Accounting Officer)